UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
The Lancaster Colony Corporation (the “Corporation”) annual meeting of shareholders (the “Annual Meeting”) was held in Columbus, Ohio, on November 21, 2016 pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement that was available on or about October 19, 2016 to all shareholders of record at the close of business on September 23, 2016. At the Annual Meeting, 26,599,953 shares of the Corporation’s common stock were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on three proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 19, 2016.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three year terms expiring at the 2019 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
Kenneth L. Cooke	24,928,415	86,197	—	1,585,341
Alan F. Harris	24,927,590	87,022	—	1,585,341
Zuheir Sofia	24,900,346	114,266	—	1,585,341
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,931,416	65,045	18,147	1,585,345

Proposal Three - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2017 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
26,509,034	66,272	24,647	—
Item 8.01    Other Events
On November 21, 2016, the Corporation’s Board of Directors voted to raise the regular quarterly cash dividend to 55 cents per common share to be paid on December 30, 2016 to shareholders of record on December 9, 2016.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

99.1	Press Release dated November 21, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: November 22, 2016	By: /s/ DOUGLAS A. FELL
Douglas A. Fell
Treasurer, Vice President,
Assistant Secretary and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press Release dated November 21, 2016	Furnished herewith